[LOGO]
CHASE INVESTMENT
COUNSEL CORPORATION

                           Chase Mid-Cap Growth Fund
                         300 Preston Avenue, Suite 403
                     Charlottesville, Virginia 22902-5091
                              Investment Advisor:
                                1-434-293-9104
                             Shareholder Services:
                           (toll free)1-888-861-7556

This prospectus describes the Chase Mid-Cap Growth Fund (the "Fund"), a series of shares of The World Funds, Inc. (the "Company"). Two classes of shares are described in this prospectus. Currently, the Fund only offers Class A Shares. The front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               TABLE OF CONTENTS

                       Risk/Return Summary..........  1

                       Fund Performance.............  2

                       Fees and Expenses of the Fund  4

                       Management of the Fund.......  5

                       Shareholder Information......  7

                       Distribution Arrangements.... 11

                       Distributions and Taxes...... 13

                       Shareholder Communications... 14

                       Financial Highlights......... 15

                        For More Information Back Cover

More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information (the "SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                           Chase Mid-Cap Growth Fund

                              RISK/RETURN SUMMARY

Investment Objective:

Capital appreciation.

Principal Investment Strategies:

Under normal  market  conditions,  the Fund will invest at least 80% of its net assets in the equity securities of companies that have a mid-size market capitalization (a "mid-cap company"). This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice. The Advisor considers a mid-cap company to be one that has a market capitalization of between $1 billion and $15 billion. Equity securities may include, but are not limited to, common stocks, preferred stocks, convertible securities and American Depository Receipts ("ADRs"). In addition, the Fund may invest a portion of its assets in foreign issuers through the use of depository receipts such as ADRs.

The Advisor screens a universe of approximately 5,000 companies and selects securities it believes presents the potential for growth using quantitative fundamental and technical analysis. The fundamental factors considered include a security's growth of earnings per share and return on equity, the debt to equity ratio, reinvestment rate and price/earnings ratio. Technical factors considered include relative strength, unusual volume, price momentum and volatility, and insider transactions. Analysts employed by the Advisor rely on both internal and external research sources and on information provided by management of companies being considered.

In buying and selling portfolio securities, the Advisor sets its initial price targets. The Advisor continuously reviews prices and adjusts its targets in response to changes in fundamental and technical factors. The existence of alternative securities that the Advisor considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Types of Securities:

The Fund invests primarily in the following securities:

    .  Common Stocks;
    .  Convertible Securities;
    .  American Depositary Receipts

Please review the SAI for further descriptions of these securities. The SAI also provides information on other investment strategies the Fund may pursue from time to time.

Principal Risks:

Your investment in the Fund is subject to certain risks. Therefore, you may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Other principal risks you should consider include:

Market Risk - The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

Mid-Cap Company Risk - A medium capitalization company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Diversification Risk - The Fund is not diversified, which means that it may invest a larger percentage of its assets in a smaller number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

Foreign Security Risk - The Fund may invest in foreign issuers through depository receipts such as ADRs. Foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. Foreign companies may not be subject to the same accounting and financial reporting standards as are domestic companies. Certain countries do not honor legal rights available in the U.S. In addition, there is the possibility of excessive taxation, government seizure of company assets and other political developments that could affect U.S. investments in foreign countries.

Who May Want to Invest:

The Fund is intended for investors who are willing to hold their shares for a long period of time (e.g., in preparation for retirement); and/or are diversifying their investment portfolio by investing in a mutual fund that invests in securities of mid-cap companies.

Performance Information:

The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this prospectus, the Fund has not offered Class C Shares of the Fund. The returns shown below are for Class A Shares of the Fund. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows the performance of Class A Shares of the Fund for the initial calendar year. The bar chart figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of Class A Shares of the Fund for the period ended December 31, 2003 to the Russell Mid-Cap Growth Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future. For the periods presented in the table below, the Fund did not impose a front-end sales charge on purchases of Class A Shares and does not intend to impose a front-end sales charge on purchases of Class A Shares through January 20, 2005.

[bar chart goes here]

2003    18.50%

[end bar chart]


During the period shown in the bar chart, the highest return for a calendar quarter was 8.39% (quarter ending 12/31/03) and the lowest return for a calendar quarter was (0.21%) (quarter ending 3/31/03).

                                                      Average Annual Total
Return
                                                      (for the periods ending
December 31, 2003)

-----------------------------------------
                                                                       Since
                                                                       Inception
                                                      1 Year           9/1/02
-----------------
 Class A Shares
 Return Before Taxes without a front-end sales
   charge(1)......................................... 18.50%            8.99%
 Return Before Taxes with a front-end Sales charge(2) 11.69%            4.25%
 Return After Taxes on Distributions(2)(3)........... 11.69%            4.25%
 Return After Taxes on Distributions and Sale of Fund
   Shares(2)(3)......................................  7.60%            3.61%
 Russell Mid-Cap Growth Index(4)..................... 42.71%            31.02%

------------------
(1) For the periods presented, the Fund did not impose a front-end sales charge on purchases of Class A Shares and does not intend to impose a front-end sales charge on purchases of Class A Shares through January 20, 2005.
(2) These returns represent the performance of the Fund but have been restated to include the effect of the maximum 5.75% front-end sales charge on purchases of shares if it had been imposed on purchases during the periods presented.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Russell Mid-Cap Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The index is not adjusted to reflect deductions for fees, expenses or taxes that the U.S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance.

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                        Class A         Class C
                                                        -------         -------

Maximum Sales Charge (Load) Imposed on Purchases        5.75%(1)(2)     None
Maximum Deferred Sales Charge (Load)                    None            2.00%(3)
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends and
  Distributions                                         None            None
Redemption Fees                                         2.00%(2)        None
Exchange Fees                                           None            None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)
Advisory Fee                                            1.00%           1.00%
Distribution (12b-1) Fees                               None            0.75%
Other Expenses                                          6.02%           6.02%
Service Fees                                            0.25%           0.25%
                                                        -----           -----
Total Annual Fund Operating Expenses                    7.27%           8.02%
Fee Waiver and/or Expense Reimbursements(4)             5.79%           5.79%
                                                        -----           -----
Net Expenses                                            1.48%           2.23%
                                                        =====           =====

(1) The front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005.
(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% redemption fee. The redemption fee applies only to those shares that you have held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The charge is a percentage of the net asset value at the time of purchase.
(3) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two years of purchase. The charge is a percentage of the net asset value at the time of purchase.
(4) The Advisor has contractually agreed to waive or limit its fees and to assume other expenses until September 30, 2005 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 1.48% and 2.23% for the Fund's Class C Shares. The Advisor may be entitled to the reimbursement of fees waived or reimbursed by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid.

Example:

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                                1 Year   3 Years 5 Years 10 Years
                                ------   ------- ------- --------

              Class A Shares(1)  $717(2) $1,590  $2,993   $6,230
              Class C Shares...   424     1,380   2,958    6,503

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge for Class A Shares varies depending upon the dollar amount invested. Accordingly, your actual expenses may vary.
(2) Because the sales charge for Class A Shares is being waived until January 20, 2005, your cost would be $151.

                                  MANAGEMENT

Investment Advisor

The registered investment advisor of the Fund is Chase Investment Counsel Corporation (the "Advisor"), 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091. The Advisor and a predecessor proprietorship, have provided asset management services to individuals and institutional investors since 1957. As of September 30, 2003, the Advisor managed approximately
$2.5 billion in assets.

The Advisor manages the Fund in accordance with its investment objective and policies. The Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities. For the advisory services provided by the Advisor to the Fund, the Advisor is entitled to receive an advisory fee payable monthly and calculated at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended September 30, 2003 the Advisor waived fees of $15,681 and reimbursed expenses of $71,085.

Portfolio Managers

Since September 1, 2002, Mr. Derwood S. Chase, Jr. and Mr. David B. Scott are principally responsible for the portfolio management of the Fund. Mr. Chase, who controls the Advisor, has been President of the Advisor since its founding and has been active in the investment field professionally for more than forty years. The senior portfolio manager, Mr. Scott, who has been Senior Vice President of the Advisor since February, 1997, has been active professionally in the investment field for more than twenty-five years. Mr. Scott joined the Advisor as a Vice President in March, 1994. Since December 2, 1997, the Advisor and Messrs. Chase and Scott have also served as the investment Advisor and portfolio managers to the Chase Growth Fund (CHASX), a series of another open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

Prior Performance of the Advisor

The following table sets forth performance data relating to the historical performance of a private institutional account managed by the Advisor for the periods indicated that has investment objectives, policies, strategies and risks substantially similar to those of the Fund. As of the date of this prospectus, the private institutional account represents approximately
$50 million of all assets currently managed by the Advisor. The data is provided to illustrate the past performance of the Advisor in managing a substantially similar account as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The performance data shown below was calculated in accordance with the detailed standards for preparing and presenting Advisor performance information formulated by the Association for Investment Management and Research. The performance data is unaudited. All returns presented were calculated on an average annualized total return basis and include all dividends and interest and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private institutional account of the Advisor without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns.

The private institutional account for which results are reported is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the private institutional account could have been adversely affected if the private institutional account had been regulated as an investment company. In addition, the operating expenses incurred by the private institutional account were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the private institutional account are greater than what Fund performance would have been.

                                                Average Annualized Total
                                                Return through 12/31/03

                                                                       Since
                                                                       Inception
                                        One Year      Five Years      (04/01/94)
                                        --------      ----------      ----------
Advisor's Private
Institutional Mid-Cap Account           28.92%           6.98%           12.98%

S & P 500(1)                            28.69%          (0.58%)          11.80%
S & P 400 Mid Cap(2)                    30.94%           6.48%           13.83%
Russell Mid-Cap Growth(3)               42.70%           2.00%           10.01%
------------------
(1) The Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(2) The Standard and Poor's 400 Midcap Growth Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.
(3) The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $13 billion.

                            SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares are priced at net asset value ("NAV"). The NAV is calculated by adding the value of all securities and other assets attributable to each class of the Fund, then subtracting liabilities attributable to Class A and Class C shares. The net asset amount attributable to each class is divided the number of Class A and Class C shares held by investors.

In calculating the NAV, the Fund's securities are valued using current market prices, if available. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Directors of the Company.

The NAV is calculated after the closing of trading on the New York Stock Exchange ("NYSE") every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

Purchasing Shares

The front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005.

You may purchase Fund shares at the next public offering price ("POP") calculated after your order and payment are received in proper form. The POP is equal to the NAV plus the initial sales charge if any. Your order to buy shares is in proper form when your signed Application Form and check or wire payment is received.

Opening a New Account

You may purchase shares of the Fund by mail, by wire or through financial institutions. An Application Form accompanies this prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund toll free at 1-800-628-4077.

Purchasing Shares by Mail
Please complete the attached Application Form and mail it with your check, payable to the Chase Mid-Cap Growth Fund, to the Fund's Transfer Agent, Fund Services, Inc, at the following address:

    Chase Mid-Cap Growth Fund
    c/o Fund Services, Inc.
    Post Office Box 26305
    Richmond, Virginia 23260

You may not send an Application Form via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's Transfer Agent at the following address:

    Chase Mid-Cap Growth Fund
    c/o Fund Services, Inc.
    1500 Forest Avenue, Suite 111
    Richmond, Virginia 23229

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

In compliance with the USA PATRIOT ACT of 2001, please note that the Fund's transfer agent will verify certain information on your Account Application as part of the Company's Anti-Money Laundering Program. As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-800-628-4077 if you need additional assistance when completing your Account Application.

Purchasing Shares by Wire

To order by wire, you must have a wire account number. Please call the Transfer Agent toll free at 1-800-628-4077 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive this account number and further instructions. If you send your purchase by wire without the account number, your order may be delayed. You will be asked to fax your Application Form.

Once you have the account number, your bank or other financial institution may send the wire to the Fund's Transfer Agent with the following instructions:

    BANK OF AMERICA
    Richmond, VA
    ABA #026009593
    Account No. 09747791
    Fund Services, Inc.
    Credit to: Chase Mid-Cap Growth Fund
    For further credit to:
    Investor's account number
    Name(s) of the investor(s)

Your bank or financial institution may charge a fee for sending the wire to the Fund.

Purchasing Through Financial Institutions

The Fund is offered through financial supermarkets, investment Advisors and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the distributor. Investment professionals who offer shares may require payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investments.

Minimum Investments

The minimum initial investment for the Fund is $2,000. Subsequent investments must be in amounts of $250 or more. Exceptions may be made at the Fund's discretion.

Share Class Alternatives

The Fund is authorized to issue investors two different classes of shares. Currently the Fund only offers Class A Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares you are purchasing. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial Advisor to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Automatic Investment Plan

You may make regular monthly investments in amounts of $250 or more using the Automatic Investment Plan. You may arrange for your bank or financial institution to transfer a pre-authorized amount on or about the 15th day of each month. You may select this service by completing the Automatic Investment Plan section of the Application Form and sending a voided check. You may terminate your participation in this Plan by calling the Transfer Agent at 1-800-628-4077.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Selling Your Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV calculated for the Fund after receiving your order in proper form, less any applicable redemption fee or deferred sales charge. You may sell your shares by mail, wire or through a financial institution.

If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% redemption fee if you redeem your shares within 60 days of purchase. A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two years of purchase. The charges are a percentage of the net asset value at the time of purchase.

Redemption proceeds are normally mailed to you within three business days, but the Fund reserves the right to delay mailing proceeds until the seventh day if sending proceeds earlier could adversely affect the Fund. If any shares that you are selling are part of an investment that you've paid for with a check, the Fund may delay sending your redemption proceeds until your check to purchase shares clears, which can take up to 15 days.

Selling Your Shares by Mail

You may redeem your shares by sending a signed written request to the Fund. You must give your account number and state the number of shares (or amount) you wish to sell. If the account is in the name of more than one person, each shareholder must sign the written request. Certain requests to redeem shares may require signature guarantees. Send your written request to the Fund at:

    Chase Mid-Cap Growth Fund
    c/o Fund Services, Inc.
    Post Office Box 26305
    Richmond, Virginia 23260

Selling Your Shares by Telephone

If you authorized the Transfer Agent to accept telephone instructions by completing the "Telephone Privileges" section of the Fund's Application Form, you may sell your shares by calling the Transfer Agent toll free at 1-800-628-4077. Your redemption will be mailed or wired according to your instructions to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund.

The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed. You may request telephone redemption privileges after your account is opened. However the authorization form requires a separate signature guarantee.

                           DISTRIBUTION ARRANGEMENTS

You may purchase Fund shares at the POP (which may include an initial sales charge). The amount of the initial sales charge you pay depends on the amount of your purchase. The following schedule displays the percentage you will pay.

Class A Shares

                                        Sales Charge as a
                                          Percentage of    Dealer Discount
                                       ------------------  as a Percentage
                                       Offering Net Amount   of Offering
                                        Price    Invested       Price
                                       -------- ---------- ---------------
     Less than $50,000................   5.75%     6.10%        5.00%
     $50,000 but less than $100,000...   4.50%     4.71%        3.75%
     $100,000 but less than $250,000..   3.50%     3.63%        2.75%
     $250,000 but less than $500,000..   2.50%     2.56%        2.00%
     $500,000 but less than $1,000,000   2.00%     2.04%        1.75%
     $1,000,000 or more...............   1.00%     1.01%        1.00%

Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. First Dominion Capital Corp. pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See "Waiver of Deferred Sales Charge - Class C Shares" below. The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution 12b-1 Fee and Shareholder Servicing Fee as described below.

Right of Accumulation - Class A Shares. After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention - Class A Shares. A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges - Class A Shares.

No sales charge shall apply to:

(1) the front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005;

(2) reinvestment of income dividends and capital gain distributions;

(3) exchanges of one fund's shares for those of another fund if a sales charge was paid at the time of the original purchase;

(4) purchases of Fund shares made by current or former directors, officers, employees, or agents of the Company, the Advisor, the distributor, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(5) clients of the Advisor;

(6) shareholders of other registered open-end investment management companies that are managed by the Advisor.

(7) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(8) a "qualified institutional buyer," including, but not limited to, banks, insurance companies, registered investment companies, business development companies, and small business investment companies;

(9) a charitable organization, as defined by the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(10) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

(11) institutional retirement and deferred compensation plans and trusts used to fund those plans, as defined in the Code; and

(12) the purchase of Fund shares, if available, through certain third-party fund "supermarkets". Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees and transaction charges may apply to purchases and sales made through fund supermarkets.

Waiver of Deferred Sales Charge - Class C Shares.

The deferred sales charge on Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan). Additional information regarding the waiver of sales charges may be obtained by calling the Fund at 1-800-527-9525.

Rule 12b-1 Fees

The Fund has a Plan of Distribution (the "12b-1 Plan") for its Class C Shares. The Fund, through the 12b-1 Plan, may reimburse the distributor up to a maximum of 0.75% of the average daily net assets of Class C Shares of the Fund for certain activities and expenses of selling shares. Because 12b-1 Plan expenses are paid by Class C Shares on an ongoing basis, over time, these fees will decrease your return and you may pay more than paying other types of sales charges. These expenses of Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers.

Shareholder Servicing Plan

The Fund has a shareholder servicing plan for its Class A and Class C shares. The Fund may pay authorized agents up to 0.25% of the average daily net assets attributable to its shareholders. The authorized agents may provide a variety of services, such as: 1) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; 2) providing shareholders with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions; 3) processing dividend and distribution payments from the Fund on behalf of shareholders; 4) providing information periodically to shareholders showing their positions; 5) arranging for bank wires; 6) responding to shareholder inquiries concerning their investment; 7) providing sub-accounting with respect to Shares beneficially owned by shareholders or the information necessary for sub-accounting; 8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and 9) providing similar services as may reasonably be requested.

The Fund does not monitor the actual services being performed by authorized agents under each plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that authorized agents may receive, including any service fees that authorized agents may receive from the Fund and any compensation the authorized agents may receive directly from its clients.

General

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases. Review the SAI or call the Fund at 1-800-527-9525 for further information.

                            Distributions and Taxes

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax Advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                          Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at 1-888-861-7556.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Fund's Class A Shares for the period of the Fund's operations. Class C Shares of the Fund have not commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

For a share outstanding throughout each period - Class A Shares
--------------------------------------------------------------------------------

                                Year ended                Periods ended
                                Sept. 30, 2003   Sept. 30, 2002*   Nov.30, 2001^
                                --------------   ---------------   -------------
Per Share Operating Performance
Net asset value, beginning of period    $19.49          $26.96          $20.00
                                         ------         ------          ------
Income from investment operations-
   Net investment loss                  (0.08)          (0.02)           (0.35)
   Net realized and
    unrealized gain (loss) on
     investments                        1.21            (0.70)            7.31
                                       ------          ------            ------
Total from investment operations        1.13            (0.72)            6.96
Less distributions from
  net realized gains on
  investments                           --              (6.75)              --
                                       ------           ------          ------
Net asset value,
  end of period                         $20.62          $19.49          $26.96
                                        ======          ======          ======
Total Return                              5.80%         (3.56%)          34.79%
Ratios/Supplemental Data
   Net assets, end of period (000's)    $3,668          $ 527           $  221
Ratio to average net assets (A)
   Expenses, net                          1.48%          1.48%**        2.00%**
   Net investment loss                   (0.88%)        (0.69%)**      (1.25%)**
Portfolio turnover rate                 129.00%          0.00%        683.55%


* The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.
** Annualized
^ Commencement of operation was January 1, 2001.
(A) Expense reimbursements and fee waivers reduced the expense ratio and increased net investment income ratio by 5.79% for the year ended September 30, 2003, 67.15% for the period ended September 30, 2002 and by 16.49% for the period ended November 30, 2001.

                                    Advisor

                        Chase Investment Counsel Corp.
                         300 Preston Avenue, Suite 403
                     Charlottesville, Virginia 22902-5091

                                  Distributor

                         First Dominion Capital Corp.
                         1500 Forest Avenue, Suite 223
                           Richmond, Virginia 23229

                                   Custodian

                         Brown Brothers Harriman & Co.
                                40 Water Street
                       Boston, Massachusetts 02109-3661

                                Transfer Agent

                              Fund Services, Inc.
                         1500 Forest Avenue, Suite 111
                           Richmond, Virginia 23229

                            Independent Accountants

                            Tait, Weller and Baker
                        1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania 19103

                                 Legal Counsel

                            Greenberg Traurig, LLP
                              2001 Market Street
                        Two Commerce Square, Suite 2700
                       Philadelphia, Pennsylvania 19103

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated January 20, 2004, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free 1-800-527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

[LOGO] CHASE
INVESTMENT
COUNSEL

CORPORATION

                                 CHASE MID-CAP
                                  GROWTH FUND


                                  PROSPECTUS
                               January 20, 2004

                             THE WORLD FUNDS, INC.
                        1500 FOREST AVENUE, SUITE 223,
                           RICHMOND, VIRGINIA 23229
                                1-800-527-9525

                      STATEMENT OF ADDITIONAL INFORMATION

                           Chase Mid-Cap Growth Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Chase Mid-Cap Growth Fund (the "Fund"), dated January 20, 2004, as it may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling 1-800-527-9525.

The Fund's audited financial statements and notes thereto for the fiscal period ended September 30, 2003 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended September 30, 2003 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling 1-800-527-9525.


The date of this SAI is January 20, 2004.

                               TABLE OF CONTENTS

                                                                    PAGE


General Information....................................................1
Investment Objective...................................................1
Strategies and Risks...................................................1
Investment Programs....................................................1
Investment Restrictions................................................7
Management of the Company..............................................8
Policies Concerning Personal Investment Activities....................13
Principal Securities Holders..........................................13
Investment Advisor and Advisory Agreement.............................13
Management-Related Services...........................................15
Portfolio Transactions................................................16
Portfolio Turnover....................................................17
Capital Stock and Dividends...........................................17
Distribution..........................................................18
Additional Information about Purchases and Sales......................19
Special Shareholder Services..........................................21
Tax Status............................................................22
Investment Performance................................................23
Financial Information.................................................26

                              GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Chase Mid-Cap Growth Fund (the "Fund"). The Fund commenced operations on January 1, 2001 as the Newby Fund. On September 5, 2002, the Fund changed its name to the Chase Mid-Cap Growth Fund. The Fund is a separate investment portfolio or series of the Company. The Fund is currently authorized to issue two classes of shares: Class A Shares (formerly known as "Investor Shares") sold with a maximum front-end sales charge of 5.75% and Class C Shares (formerly known as "Service Shares") sold without the imposition of a front-end sales charge, charging a deferred sales charge of 1.00% if shares are redeemed within sixty (60) days of Purchase and charging a 12b-1 distribution and service fee. The Fund is a "non-diversified" series, as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                             INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                             STRATEGIES AND RISKS

In addition to the risks associated with particular types of securities, which are discussed below, the Fund is subject to general market risks. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies that have a mid-size market capitalization (a "mid-cap company"). This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60)days' prior notice. The Advisor considers a mid-cap company to be one that has a market capitalization of between $1 billion and $15 billion. Equity securities may include, but are not limited to, common stocks, preferred stocks, convertible securities and American
Depository Receipts ("ADRs"). In addition, the Fund may invest a portion of its assets in foreign issuers through the use of depository receipts such as ADRs. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even an extended period. This could affect the net asset value of your Fund shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                              INVESTMENT PROGRAMS

Convertible Securities -- The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Foreign Investments -- The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

Depositary Receipts -- Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. In addition to the risk of foreign investments applicable to the underlying securities, unsponsored DRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Risks of Investing in Foreign Securities -- The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Warrants -- The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities -- The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which the Advisor believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

U.S. Government Securities -- The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Small  Companies  -- The Fund may  invest  in  small  companies.  Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

Mid-Cap Securities -- The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger companies. Historically, stocks of mid-cap companies have been more volatile than stocks of larger companies and may be considered more speculative than investments in larger companies. Thus, securities of mid-cap companies present greater risks than securities of larger, more established companies. You should consider that the value of Fund shares may be more volatile than the shares of mutual fund investing primarily in larger company stocks.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund.

The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities -- The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Advisor to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Leveraging -- The Fund may borrow money to increase its holdings of portfolio securities. This is known as "leveraging". Since the Fund must maintain asset coverage of 300% on borrowed monies, the Fund could be required to sell investments at an inopportune time to satisfy this requirement. Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by the Fund. The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed monies.

Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the NAV of the Fund's shares will decrease faster than if the Fund had not used leverage. To repay borrowing, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.

Interest on borrowings is an expense the Fund would not otherwise incur. The advisor does not currently intend to engage in leveraging and will not engage in leveraging until proper notification is presented in the prospectus.

Short Sale -- There are risks  involved  with  selling  securities  short.  The
Fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may be required to pay a premium, dividend or interest. The Fund's long position could decline in value while the value of the securities sold short could increase, thereby increasing the potential for loss.

When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security. The Fund is also required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short. The investment Advisor does not currently intend to engage in short sales and will not engage in short selling until proper notification is presented in the prospectus.

Initial Public Offerings -- The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

Options -- The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put Options -- The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.

Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options -- The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer
(seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing Over-the-Counter ("OTC") Options -- The Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

However, OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts -- Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin".

Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent the Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures -- Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. The Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

Successful use of futures contracts depends upon the investment Advisor's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment Advisor's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

Other Investments -- The directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)    Invest in companies for the purpose of exercising management or control;
2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;
3)    Purchase or sell commodities or commodity contracts;
4) Invest in interests in oil, gas, or other mineral exploration or development programs;
5) Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);
6) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;
7) Participate on a joint or a joint and several basis in any securities trading account;
8) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;
9) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;
10) Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

In applying the fundamental policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
      (ii) Technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and
      (iii)Utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities; or
2)    Engage in arbitrage transactions.

                           MANAGEMENT OF THE COMPANY

Directors  and  Officers -- The  Company is  governed by a Board of  Directors,
which  is  responsible  for  protecting  the  interest  of  shareholders.   The
directors are  experienced  business  persons who meet  throughout  the year to
oversee  the  Company's  activities,   review  contractual   arrangements  with
companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. As of September 1, 2002, each director serves as a director for all funds within the Company. The director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or advisor to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).
----------------------------------------------------------------------------
Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the
                                                                 Complex
                                                                 Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  John Pasco, III(1) Chairman,   8        Mr. Pasco is          Vontobel
1500 Forest Avenue    Director             Treasurer and a       Funds,
Suite 223             and                  Director of           Inc. -- 1
Richmond, VA 23229    Treasurer            Commonwealth          Fund; The
(58)                  since May,           Shareholder           World
                      1997                 Services, Inc.        Insurance
                                           ("CSS"), the          Trust --
                                           Company's             1 Fund
                                           Administrator, since
                                           1985; President and
                                           Director of First
                                           Dominion Capital
                                           Corp. ("FDCC"), the
                                           Company's
                                           underwriter;
                                           Director and
                                           shareholder of Fund
                                           Services, Inc., the
                                           Company's Transfer
                                           and Disbursing Agent
                                           since 1987;
                                           President and
                                           Treasurer of
                                           Commonwealth Capital
                                           Management, Inc.
                                           since 1983 which
                                           also owns an
                                           interest an interest
                                           in the investment
                                           adviser to the Third
                                           Millennium Russia
                                           Fund, another fund
                                           of the Company;
                                           President of
                                           Commonwealth Capital
                                           Management, LLC, the
                                           investment adviser
                                           to the GenomicsFund
                                           series of the
                                           Company, since
                                           December, 2000;
                                           Shareholder of
                                           Commonwealth Fund
                                           Accounting, Inc.,
                                           which provides
                                           bookkeeping services
                                           to the Company;
                                           Chairman, Director
                                           and Treasurer of
                                           Vontobel Funds,
                                           Inc., a registered
                                           investment company,
                                           since March, 1997;
                                           Chairman, Trustee
                                           and Treasurer of The
                                           World Insurance
                                           Trust, a registered
                                           investment
                                           company,   since
                                           May, 2002. Mr. Pasco
                                           is also a certified
                                           public accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Samuel Boyd, Jr.      Director    8        Mr. Boyd is Manager   Vontobel
10808 Hob Nail Court  since May,           of the Customer       Funds,
Potomac, MD 20854     1997                 Services Operations   Inc. -- 1
(63)                                       and Accounting        Fund; The
                                           Division of the       World
                                           Potomac               Insurance
                                           Electric              Trust --
                                           Power Company since   1 Fund;
                                           August, 1978;         Satuit
                                           Director of Vontobel  Capital
                                           Funds, Inc.,  a       Management
                                           registered            Trust --
                                           investment company,   1 Fund;
                                           since March, 1997;    Janus
                                           a Trustee of The      Capital
                                           World Insurance       Management
                                           Trust,  a registered  Trust --
                                           investment company,   2 Funds
                                           since May, 2002; a
                                           Trustee of Satuit
                                           Capital Management
                                           Trust, a registered
                                           investment company,
                                           since October, 2002;
                                           a Trustee of Janus
                                           Capital Management
                                           Trust, a registered
                                           investment company,
                                           since September,
                                           2003.   Mr. Boyd is
                                           also a certified
                                           public accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
William E. Poist      Director    8        Mr. Poist is a        Vontobel
5272 River Road       since May,           financial and tax     Funds,
Bethesda, MD 20816    1997                 consultant through    Inc. -- 1
(67)                                       his firm              Fund; The
                                           Management   Funds    World
                                           Consulting for        Insurance
                                           Professionals since   Trust --
                                           1968; Director of     1 Fund
                                           Vontobel Funds,
                                           Inc.,   a registered
                                           investment
                                           company,   since
                                           March, 1997;  and a
                                           Trustee of The World
                                           Insurance Trust, a
                                           registered
                                           investment
                                           company,   since
                                           May, 2002.  Mr.
                                           Poist is also a
                                           certified public
                                           accountant.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the
                                                                 Complex
                                                                 Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Paul M. Dickinson     Director    8        Mr. Dickinson is      Vontobel
8704 Berwickshire     since May,           President of Alfred   Funds,
Drive                 1997                 J. Dickinson, Inc.    Inc. -- 1
Richmond, VA 23229                         Realtors since        Fund; The
(56)                                       April, 1971;          World
                                           Director of Vontobel  Insurance
                                           Funds, Inc., a        Trust --
                                           registered            1 Fund
                                           investment company,
                                           since March, 1997;
                                           and a Trustee of The
                                           World Insurance
                                           Trust, a registered
                                           investment company,
                                           since May, 2002.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
F. Byron Parker, Jr.  Secretary   N/A      Mr. Parker is         N/A
1500 Forest Avenue    since May,           Secretary of CSS and
Suite 222             1997                 FDCC since 1986;
Richmond, VA 23229                         Secretary of
(60)                                       Vontobel Funds,
                                           Inc., a registered
                                           investment company,
                                           since March, 1997;
                                           Secretary of The
                                           World Insurance
                                           Trust, a registered
                                           investment  company,
                                           since May, 2002; and
                                           partner in the law
                                           firm Parker and
                                           McMakin.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Jane H. Williams   Vice        N/A      Ms. Williams is       N/A
245 Lytton Avenue     President            President of Sand
Suite 250             of the               Hill Advisors, Inc.,
Palo Alto, CA         Company              a registered
94301-1465            and                  investment adviser,
(525                  President            since August, 2000
                      of the               and was the
                      Sand Hill            Executive Vice
                      Portfolio            President of Sand
                      Manager              Hill Advisors, since
                      Fund                 1982.
                      series
                      since May,
                      1997.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Leland H. Faust    President   N/A      Mr. Faust is          N/A
One Montgomery Street of the CSI           President of CSI
Suite 2525            Equity               Capital Management,
San Francisco, CA     Fund                 Inc., a registered
94104                 series and           investment adviser,
(57)                  the CSI              since 1978.  Mr.
                      Fixed                Faust is also a
                      Income               partner in the law
                      Fund                 firm Taylor & Faust
                      series               since September,
                      since                1975.
                      October,
                      1997.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Stephen Goddard    Vice        N/A      Mr. Goddard has been  N/A
Riverfront Plaza      President            the President and
West Tower            of the               principal
901 East Byrd Street  Company              shareholder of The
Suite 1350A           and                  London Company, a
Richmond, VA 23219    President            registered
(42)                  of the               investment adviser,
                      New Market           since its inception
                      Fund                 and has been the
                      series               portfolio manager of
                      since                the New Market Fund
                      March, 2003          series since its
                                           inception on October
                                           1, 1998. Mr. Goddard
                                           is also a director
                                           and shareholder of
                                           Virginia Management
                                           Investment
                                           Corporation, a
                                           registered
                                           investment adviser.
                                           Mr. Goddard has
                                           fifteen years
                                           experience in senior
                                           portfolio
                                           management, security
                                           analysis and finance.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  John T. Connor,    Vice        N/A      Mr. Connor is         N/A
Jr.                   President            President of Third
1185 Avenue of the    of the               Millennium
Americas              Company              Investment Advisors,
32nd Floor            and                  LLC, a registered
New York, NY 10036    President            investment adviser,
(62)                  of the               since April, 1998;
                      Third                and Chairman of
                      Millennium           ROSGAL Insurance
                      Russia               since 1993.
                      Fund
                      series
                      since
                      October,
                      1998.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Robert J. Sullivan Vice        N/A      Chairman of the       N/A
2608 Goldbug Avenue,  President            Board, President and
Sulliva's Island,    of the               Treasurer of Satuit
SC 29482              Company              Capital Management
(42)                  and                  Trust, an open-end
                      President            investment
                      of the               management company,
                      GenomicsFund         since December,
                      series               2000; Managing
                      since                Director and
                      January,             Investment Officer
                      2003                 of Satuit Capital
                                           Management, LLC, a
                                           registered
                                           investment adviser,
                                           from June, 2000 to
                                           Present; Portfolio
                                           Manager and Senior
                                           Equity Analyst at
                                           Cadence Capital
                                           Management from 1997
                                           to 2000, an
                                           institutional asset
                                           management firm.
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the
                                                                 Complex
                                                                 Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Derwood S. Chase,  Vice        N/A      Mr. Chase is          N/A
Jr.                   President            President of Chase
300 Preston Avenue    of the               Investment Counsel
Suite 403             Company              Corporation, a
Charlottesville, VA   and                  registered
22902                 President            investment adviser,
(70)                  of the               and its predecessor,
                      Chase                since 1957.
                      Mid-Cap
                      Growth
                      Fund since
                      September,
                      2002.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  E. Ronald Lara     Vice        N/A      Mr. Lara is the       N/A
8000 Towers Crescent  President            Executive Vice
Drive                 of the               President of the
Suite 660             Company              Lara Group, Ltd., a
Vienna, VA 22182-2700 and                  registered
(59)                  President            investment adviser,
                      of the               since January, 1991.
                      Lara U.S.
                      Treasury
                      Fund
                      series
                      since
                      March,
                      2003.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Russell Platt      Vice        N/A      Mr. Platt is Chief    N/A
518 17th Street,      President            Executive Officer of
Suite 1700,           of the               Forum Partners, an
Denver, CO 80202      Company              investment
                      and                  management firm.
                      President            Previously he was a
                      of the               Managing Director of
                      Dividend             Security Capital
                      Capital              Research and
                      Realty               Management, Inc.'s
                      Income               investment
                      Fund                 management
                      series               subsidiary Prior to
                      since                joining Security
                      December,            Capital, Mr. Platt
                      2003.                served as
                                           President-International
                                           of JER Partners, a
                                           real estate
                                           investment company,
                                           and prior to that,
                                           served from 1982 to
                                           1999 at Morgan
                                           Stanley,
----------------------------------------------------------------------------


(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to GenomicsFund series of the Company; (3) he owns an interest in Third Millennium Investment Advisors, LLC, the adviser to another fund of the Company; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of
Directors  and  serves  for a period of one year,  or until  his  successor  is duly elected and qualified. The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal period ended September 30, 2003, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal period ended September 30, 2003, the Nominating Committee did not meet.

As of December 31, 2003 the directors beneficially owned the following dollar range of equity securities in the Fund:

----------------------------------------------------------------------------
Name of Director          Dollar Range of Equity   Aggregate Dollar Range
                          Securities in the Fund   of Equity Securities in
                                                   all Fund of the Company
                                                   Overseen by the
                                                   Directors
----------------------------------------------------------------------------
----------------------------------------------------------------------------
John Pasco, III           $10,001 - $50,000        Over $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Samuel Boyd               None                     $10,001-$50,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Paul Dickinson            $0-$10,000               $10,001-$50,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
William Poist             $0-$10,000               $10,001-$50,000
----------------------------------------------------------------------------

Approval of the Advisory Agreement -- The Board of Directors of the Company approved the terms and conditions of the investment advisory agreement between the Company, on behalf of the Fund, and Chase Investment Counsel Corporation ("the Advisor") at a meeting on August 24, 2002. At the meeting, the directors considered the proposal to change the Fund's then existing investment advisory arrangements. With respect to the approval of the
Advisory Agreement, the directors considered, among other things: (i) the terms and conditions of the Advisory Agreement; (ii) the proposed fees, (iii) the nature, quality and extent of the services to be received from the Advisor; (iv) information concerning the Advisor, including information on the qualifications and experience of the portfolio managers and their investment management style; (v) the code of ethics of the Advisor; (vi) information on the profitability of the Advisor; and (vii) the recommendation of Commonwealth Capital Management, LLC, the Fund's then current investment Advisor. After discussion, the Board of Directors concluded that the Advisor had the capabilities, resources and personnel necessary to manage the investments of the Fund. The Board of Directors also concluded that based upon the services that the Advisor would provide to the Fund and the expenses incurred by the Advisor in the performance of such services, the compensation to be paid to the Advisor was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Fund and its shareholders to approve the Advisory Agreement and to submit such agreement to the Fund's shareholders for its approval.

The Company does not compensate the directors and officers who are officers or employees of any investment Advisor to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers  are  reimbursed  for travel  and other  out-of-pocket  expenses.  The
Company does not offer any retirement benefits for directors. For the fiscal period ended September 30, 2003, the directors received the following compensation from the Company:


------------------------------------------------------------------------
Name and Position Held       Aggregate    Pension or    Total
                             Compensation Retirement    Compensation
                             from the     Benefits      from the
                             Fund for     Accrued as    Company(2)
                             Fiscal Year  Part of Fund
                             Ended        Expenses
                             August 31,
                             2003(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III, Chairman    $-0-         N/A           $-0-
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr., Director   $1,600       N/A           $12,250
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson, Director  $1,600       N/A           $12,250
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist, Director   $1,600       N/A           $12,250
------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal period ended September 30, 2003.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2003. The Company consisted of a total of eight funds as
      of     August 31, 2003.

Sales Loads -- No front-end or contingent deferred sales charges are applied to purchase of Class A Shares or Class C shares by current or former directors, officers, employees or agents of the Company, the Advisor, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

              POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the Advisor and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies -- The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders.
The Board of Directors has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                         PRINCIPAL SECURITIES HOLDERS

As of December 31, 2003, the following persons beneficially owned shares of the Fund in the following amounts:


-------------------------------------------------------------
Name and Address             Number of Shares Percentage of
                                              Fund
-------------------------------------------------------------
-------------------------------------------------------------
Grymes Memorial              14,031.805       5.120%
School
Richard Barnhardt TTEE
P.O. Box 1160 Orange, VA
22960
-------------------------------------------------------------
-------------------------------------------------------------
Leland A. Hodges             15,306.122       5.585%
115 W 7th Street
Fort Worth, TX 76102-7013
-------------------------------------------------------------
-------------------------------------------------------------
Robert E. Swanson            34,301.725       12.515%
119 Turtle Point Rd.
Tuxedo Park, NY 10987
-------------------------------------------------------------
-------------------------------------------------------------
Timberlake Smith Thomas &    14,267.393       5.206%
Moses PC
P.O. Box 1268
Staunton, VA 24402

-------------------------------------------------------------
-------------------------------------------------------------
John R.                      17,089.844       6.235%
Turbyfill
304 Taylors Point Road
Virginia Beach, VA 23454
-------------------------------------------------------------

As of December 31, 2003, the officers and directors of the Fund owned 18.296% of the outstanding shares of the Fund.

                   INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Effective September 1, 2002, Chase Investment Counsel Corporation, located at 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). Derwood S. Chase, Jr., who controls the Advisor, has been the President of the Advisor since its founding. Mr. Chase is also a portfolio manager of the Fund. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Advisor. The Advisor is registered as an investment Advisor under the Investment Advisors Act of 1940, as amended.

Under the Advisory Agreement, the Advisor, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Advisor is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Advisor also bears the cost of fees, salaries and other remuneration of The Company's directors, officers or employees who are officers, directors, or employees of the Advisor. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Advisor also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

For the advisory services provided by the Advisor to the Fund, the Advisor is entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. For the period from September 1, 2002 (the date the Advisor became investment Advisor to the Fund) through September 30,2002, the Advisor waived its investment advisory fee of $314. For fiscal year ended September 30, 2003, the Advisor waived fees of $15,681 and reimbursed expenses of $71,085.

In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Company on behalf of the Fund. The Advisor has agreed to waive or limit its fees and to assume other expense so that the ratio of total operating expenses of Class A Shares of the Fund is limited to 1.48% and 2.23% for Class C Shares of the Fund. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors. For the period from September 1, 2002 (the date the Advisor became  investment  Advisor to the
Fund) through September 30, 2002, the Advisor reimbursed expenses of $3,810 pursuant to the terms of the expense limitation agreement. For the period from December 1, 2001 through August 31, 2002, CCM reimbursed expenses of $27,900 pursuant to the terms of its expense limitation agreement. For the period from January 1, 2001 (commencement of operations) through November 30, 2001, CCM and xGENx, LLC ("xGENx"), the Fund's former investment Advisor/sub-Advisor, waived fees of $2,863 and reimbursed expenses of $34,914 pursuant to the terms of the expense limitation commitments they had in place with the Fund.

For the period from August 10, 2001 through September 1, 2002, Commonwealth Capital Management, LLC served as the investment Advisor for the Fund. For the period from January 1, 2001 (commencement of operations) through August 9, 2001, xGENx, served as the investment Advisor for the Fund. For the period from August 10, 2001 through October 2, 2001, xGENx served as the sub-Advisor for the Fund. For their services as investment Advisor to the Fund, each of CCM and xGENx were entitled to receive a base advisory fee of 1.25% of the Fund's average daily net assets. The base advisory fee was subject to a monthly adjustment if the Fund exceeded or failed to meet certain performance criteria. The maximum adjustment (increase or decrease) to the fee was 1.00% per annum. For the period from December 1, 2001 through August 31, 2002, CCM waived its entire investment advisory fee of $8,586. For the period from August 10, 2001 through November 30, 2002, CCM waived the entire investment advisory fee. In addition, for the period from January 1, 2001 (commencement of operations) through August 9, 2001, xGENx waived the entire investment advisory fee.

                          MANAGEMENT-RELATED SERVICES

Administration  --  Pursuant  to  an  Administrative  Services  Agreement  with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Advisor. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and
monitoring   compliance   with  state  and  federal   regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets of the Fund; and 0.15% on average daily net assets of the Fund in excess of $50 million, subject to a minimum amount of
$15,000   per  year  for  a  period  of  two   years   from  the  date  of  the
Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period from December 1, 2001 through September 30, 2002, CSS received $1,780 for providing administrative services to the Fund. For the period from January 1, 2001 (commencement of operations) through November 30, 2001, CSS received $459 for providing administrative services to the Fund. For fiscal year ended September 30, 2003, CSS received fees of $21,917.

Custodian -- Pursuant to the Custodian Agreement with the Company dated April 12, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund.

Such appointments are subject to appropriate review by the Company's directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Accounting Services -- Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229 acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its
President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, against a minimum fee, plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees of $10,500 for fiscal year ended September 30, 2003.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class C Shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. During the fiscal years or periods ended September 30, 2003, 2002 and November 30, 2001, no fees were paid pursuant to any Distribution 12b-1 and Service Plan nor were any sales charges paid in connection with the sale or redemption of Class A or Class C shares of the Fund.

Independent Accountants -- The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                            PORTFOLIO TRANSACTIONS

It is the policy of the Advisor, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Advisor, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Advisor with investment recommendations, statistical research or similar services useful to the Advisor's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The  directors of the Company have adopted  policies and  procedures  governing the allocation of brokerage to affiliated brokers. The Advisor has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive
(1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund paid no brokerage commissions for the fiscal period from January 1, 2001 (commencement of operations) through November 30, 2001. For the period from December 1, 2001 through September 30, 2002, the Fund paid $112 in brokerage commissions. For fiscal year ended September 30, 2003, the Fund paid $5,783 in brokerage commissions.

                              PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisor makes purchases and sales for the Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                          CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A Shares of the series and Twenty-five Million (25,000,000) shares for Class C Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A and Class C Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan -- At a meeting held on August 24, 2002, the directors adopted an amended and restated Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund.

                                 DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation  of  Offering  Price  --  A   hypothetical   illustration   of  the
computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on September 30, 2003 and the maximum front-end sales charge of 5.75%, is as follows:

--------------------------------------------
                               Class A
                               Shares
--------------------------------------------
--------------------------------------------
Net Assets                     $3,668,032
--------------------------------------------
--------------------------------------------
Outstanding Shares                177,881
--------------------------------------------
--------------------------------------------
Net Asset Value Per Shares     $    20.62
--------------------------------------------
--------------------------------------------
Sales Charge (5.75% of the     $     1.26
offering price)
--------------------------------------------
--------------------------------------------
Offering Price to Public       $    21.88
--------------------------------------------

Plan of Distribution -- The Fund has a Distribution 12b-1 Plan (the ""12b-1 Plan") for its Class C Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets attributable to a Fund's outstanding Class C Shares. As of the date of this SAI, the Fund had not yet offered Class C Shares. Accordingly, no fees were paid pursuant to the 12b-1 Plan for the fiscal years or periods ended September 30, 2003, 2002 and November 30, 2001.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment Company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provide that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provide that they may not be amended to increase materially the costs which Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Class C Shares. The 12b-1 Plan are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class C Shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

Shareholder Servicing Plan -- The Fund has adopted a shareholder service plan on behalf of its Class A and Class C shares. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; 2) providing shareholders with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions; 3) processing dividend and distribution payments from the Fund on behalf of shareholders;
4) providing information periodically to shareholders showing their positions; 5) arranging for bank wires; 6) responding to shareholder inquiries concerning their investment; 7) providing sub-accounting with respect to Shares beneficially owned by shareholders or the information necessary for sub-accounting; 8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and 9) providing similar services as may reasonably be requested.

Because  the  Fund's  Class  A  and  Class  C  shares  have  each  adopted  the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Right Of Accumulation -- After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in the Fund previously purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement of Intention -- A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Exchanging Shares -- Shareholders may exchange their shares for shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer
Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Advisor believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be affected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible   Benefit  Plans  --  An  eligible  benefit  plan  is  an  arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                         SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions -- You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at 1-800-628-4077.

Retirement Plans -- Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.    Simplified   Employee   Pension  Plans   (SEPs).   SEPs  are  a  form  of
      retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax Advisor for specific advice concerning your tax status and plans.

                                  TAX STATUS

Distributions of Net Investment Income -- The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. As of September 30, 2003, the Fund has a post-October capital loss deferral of $113,175 which will be recognized in the following tax year.

Effect of Foreign Investments on Distributions -- Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment   in  Complex   Securities   --  The  Fund  may  invest  in  complex
securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the Tax Character of Distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that
must  be  met  by  the  Fund.   Investments  in  Government  National  Mortgage
Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction For Corporations -- Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                            INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

The Fund commenced investment operations on January 1, 2001. Prior to September 1, 2002, the Fund had only issued Class A Shares (formerly Investor Shares) of the Fund. On September 1, 2002, the Advisor began managing the Fund's investment portfolio and changed the investment strategy to focus in on mid-cap securities. In connection with this change in Advisor and investment strategy, the Fund is not quoting its prior investment performance, which reflects the investment performance achieved by CCM and xGENx, the Fund's previous investment Advisors. The Advisor is not affiliated with, or in control (as that term is defined in the 1940 Act) of, CCM and/or xGENx, and the Advisor does not employ any officers or employees of CCM and/or xGENx.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1)-1]
                 cd

Where:

a      =   dividends and interest earned during the period.
b      =   expenses accrued for the period (net of reimbursements).
c      =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
           P(1+ T) = ERV

Where:

P     =    a hypothetical initial payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund has not offered Class C Shares. Accordingly, no performance information is provided for Class C Shares. Return numbers listed below are for the Fund's Class A Shares and are based on a maximum front-end sales charge of 5.75%. Based on the foregoing, the Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:

----------------------------------------------------------------------------
                     Periods ended September 30, 2003
----------------------------------------------------------------------------
----------------------------------------------------------------------------
     One Year           Five Years         Ten Years     Since Inception(1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
      (0.29%)              N/A                N/A             (7.50%)
----------------------------------------------------------------------------

(1)   Class A Shares' commencement of operations was 9/1/02.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the  investment  return  on a  $1,000  investment  made at the  maximum  public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return.
The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date.
Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                             FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                         1500 Forest Avenue, Suite 223
                              Richmond, VA 23229
                           Telephone: 1-800-527-9525
                     e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended September 30, 2003 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                     Appendix A
                     CHASE INVESTMENT COUNSEL CORPORATION
                       Proxy and Corporate Action Voting
                            Policies and Procedures

I.    POLICY.

Chase Investment Counsel Corporation (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.   PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.    Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in
      accordance   with  such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3.    Client  Directive to Use an  Independent  Third Party.  Alternatively,  a
      client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

      The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this
      Section III, A.

B.    Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV.   RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o     the name of the issuer of the portfolio security;
o     the exchange ticker symbol of the portfolio security(1);
o     the CUSIP number of the portfolio security(1);
o     the shareholder meeting date;
o     a brief description of the matter voted on;
o     whether the matter was put forward by the issuer or a shareholder;
o     whether the mutual fund voted;
o     how the mutual fund cast its vote; and
o     whether the mutual fund cast its vote for or against management.

V.    GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.    Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d.
      Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and g. Permitting "green mail".

2.    Providing cumulative voting rights.

B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.    Date and place of annual meeting.

3.    Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.    Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.    Employee Stock Purchase Plans.

10.   Establish 40 1(k) Plans.

C.    Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.    Pay directors solely in stock;

2.    Eliminate director's mandatory retirement policy;

3.    Rotate annual meeting location or date;

4.    Changes in the state of incorporation;

5.    Social and corporate responsibility issues;

6.    Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.    Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.    Elect directors or trustees;

2.    Ratify or approve independent accountants;

3.    Approve a new investment adviser or sub-adviser;

4.    Approve a change to an investment advisory fee;

5.    Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.    Approve a change in the state of incorporation; and

8.    Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
-------------------------------------------------------------------------------

The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.